Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

8. Commitments and Contingencies

Litigation

On March 8, 2013, Flemming Kristensen, on behalf of himself and others similarly situated, filed a purported class action lawsuit in the U.S. District Court of Nevada against the Company and other unaffiliated lenders and lead providers. The lawsuit alleges that the lead provider defendants sent unauthorized text messages to consumers on behalf of the Company and the other lender defendants in violation of the Telephone Consumer Protection Act. The complaint seeks class certification, statutory damages, an injunction against “wireless spam activities,” and attorneys’ fees and costs. The Company filed an answer to the complaint denying all liability. On March 26, 2014, the Court granted class certification. On October 24, 2014, the Company filed a motion for summary judgment, and the court has not yet ruled on this motion. On January 27, 2015, the plaintiff filed a motion for summary judgment against all of the defendants. On July 20, 2015, the court granted Enova’s motion, denied Plaintiff’s motion and entered judgment in favor of the Company. Plaintiff may seek reconsideration of or appeal the judgment. Neither the likelihood of an unfavorable ruling nor the ultimate liability, if any, with respect to this matter can be determined at this time, and the Company is currently unable to estimate a range of reasonably possible losses, as defined by ASC 450-20-20,Contingencies—Loss Contingencies—Glossary, for this litigation. The Company believes that the plaintiff’s claims in the complaint are without merit and intends to vigorously defend this lawsuit.

On January 12, 2015, the California Department of Business Oversight (the “Department”) issued an Order (the “Order”) to the Company’s subsidiary, CNU of California, LLC (“CNU”), alleging that CNU violated the California Deferred Deposit Transaction Law by stating in its deferred deposit loan contracts and other agreements that CNU would charge customers amounts not allowed under California law, by electronically debiting customer accounts for more than the original agreed upon amount without additional written authorization from customers, by using the wrong legal name in certain agreements and by advertising via the Company’s website without disclosing that CNU is licensed by the Department. The Order requires CNU to pay an administrative penalty of $10,000, to forfeit all charges and fees for every deferred deposit transaction made in violation of law, and to desist and refrain from violating those provisions of California law. On February 20, 2015, CNU requested a hearing to challenge the Order. A hearing date of August 31, 2015 has been set, although CNU has filed a motion to continue the hearing date. It is too early in this matter to determine either the likelihood of an unfavorable ruling or the ultimate liability, if any, with respect to this matter, and therefore the Company is currently unable to estimate a range of reasonably possible losses, as defined by ASC 450-20-20, for this litigation. The Company believes that the Department’s claims in the Order are without merit and intends to vigorously challenge the Order.

The Company is also a defendant in certain routine litigation matters encountered in the ordinary course of its business. Certain of these matters may be covered to an extent by insurance. In the opinion of management, the resolution of these matters will not have a material adverse effect on the Company’s financial position, results of operations or liquidity.

Headquarters Relocation

The Company provided notice in the second quarter of 2014 to the landlord at 200 W. Jackson Boulevard in Chicago, Illinois that it was accelerating the lease expiration date for approximately 86,000 rentable square feet effective June 30, 2015. As a result, the Company recognized an expense of $1.4 million in the year ended December 31, 2014 related to a lease termination penalty, which was included as “General and administrative expense” in the consolidated statement of income. In July 2014, the Company entered into a lease agreement for its current headquarters office space at 175 W. Jackson Boulevard in Chicago as part of its plans to relocate from its former headquarters at 200 W. Jackson. In the second quarter of 2015, the Company ceased using the 200 W. Jackson location and, as a result, recognized additional expense of $3.5 million, which was included as “General and administrative expense” and consisted of a lease exit liability of $2.8 million for the remaining lease payments, net of estimated sublease income of $1.7 million, and $0.7 million for the removal of property and restoration costs related to the 200 W. Jackson lease. The Company does not expect to incur further material costs related to the relocations.

The following table is a summary of the exit and disposal activity and liability balances as a result of the headquarters relocation (in thousands):

	Lease Termination Costs	Other Exit Costs	Total
Balance at January 1, 2014	$—	$—	$—
Additions	1,415	—	1,415
Payments	(708)	—	(708)

Balance at June 30, 2014	$707	$—	$707

Balance at January 1, 2015	$707	$—	$707
Additions	2,763	717	3,480
Payments	(1,106)	—	(1,106)

Balance at June 30, 2015	$2,364	$717	$3,081

11. Commitments and Contingencies

Leases

The Company leases its headquarters in Chicago, Illinois and a call center facility in Gurnee, Illinois under operating leases with remaining terms ranging from two to five years with certain rights to extend for additional periods. On July 25, 2014, the Company entered into a new office lease agreement for approximately 160,000 square feet of office space for its headquarters with the intention of relocating in 2015. The lease term is 12 years, with options to renew for two five-year terms. Under the terms of the lease, the Company was provided $9.8 million in tenant improvement allowances and $8.5 million in rent abatements. For the new office lease agreement, the Company is responsible for paying its proportionate share of the increase in actual operating expenses and real estate taxes over the defined lease year. The operating expenses and real estate taxes are not included in the table below. Future minimum rentals due under non-cancelable leases as of December 31, 2014 are as follows for each of the years ending December 31 (dollars in thousands):

YEAR	AMOUNT
2015	$3,500
2016	3,336
2017	5,864
2018	5,023
2019	5,885
Thereafter	41,998

Total	$65,606

Rent expense was $3.7 million, $2.7 million and $2.4 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Guarantees of Consumer Loans

In connection with its CSO programs, the Company guarantees consumer loan payment obligations to unrelated third-party lenders for short-term and installment loans the Company arranges for consumers on the third-party lenders’ behalf and is required to purchase any defaulted loans it has guaranteed. The guarantee represents an obligation to purchase specific loans that go into default, which generally occurs after one payment is missed. As of December 31, 2014 and 2013, the amount of consumer loans guaranteed by the Company was $36.3 million and $41.4 million, respectively, representing amounts due under consumer loans originated by third-party lenders under the CSO programs. The liability for estimated losses on consumer loans guaranteed by the Company of $1.6 million and $2.0 million, as of December 31, 2014 and 2013, respectively, is included in “Accounts payable and accrued expenses” in the accompanying consolidated balance sheets.

Litigation

On March 8, 2013, Flemming Kristensen, on behalf of himself and others similarly situated, filed a purported class action lawsuit in the U.S. District Court of Nevada against the Company and other unaffiliated lenders and lead providers. The lawsuit alleges that the lead provider defendants sent unauthorized text messages to consumers on behalf of the Company and the other lender defendants in violation of the Telephone Consumer Protection Act. The complaint seeks class certification, statutory damages, an injunction against “wireless spam activities,” and attorneys’ fees and costs. The Company filed an answer to the complaint denying all liability. On March 26, 2014, the Court granted class certification. On October 24, 2014, the Company filed a motion for summary judgment, and the court has not yet ruled on this motion. On January 27, 2015, the plaintiff filed a motion for summary judgment against all of the defendants, and the court has not yet ruled on this motion. Neither the likelihood of an unfavorable ruling nor the ultimate liability, if any, with respect to this matter can be determined at this time, and the Company is currently unable to estimate a range of reasonably possible losses, as defined by ASC 450-20-20, Contingencies—Loss Contingencies—Glossary , for this litigation. The Company believes that the plaintiff’s claims in the complaint are without merit and intends to vigorously defend this lawsuit.

On January 12, 2015, the California Department of Business Oversight (the “Department”) issued an Order (the “Order”) to our subsidiary, CNU of California, LLC (“CNU”), alleging that alleging that CNU violated the California Deferred Deposit Transaction Law by stating in its deferred deposit loan contracts and other agreements that CNU would charge customers amounts not allowed under California law, by electronically debiting customer accounts for more than the original agreed upon amount without additional written authorization from customers, by using the wrong legal name in certain agreements and by advertising via our website without disclosing that CNU is licensed by the Department. The Order requires CNU to pay an administrative penalty of $10,000, to forfeit all charges and fees for every deferred deposit transaction made in violation of law, and to desist and refrain from violating those provisions of California law. On February 20, 2015, CNU requested a hearing to challenge the Order. A hearing date has not been set. It is too early in this matter to determine either the likelihood of an unfavorable ruling or the ultimate liability, if any, with respect to this matter, and therefore we are currently unable to estimate a range of reasonably possible losses, as defined by ASC 450-20-20, for this litigation. We believe that the Department’s claims in the Order are without merit and intend to vigorously challenge the Order.

The Company is also a defendant in certain routine litigation matters encountered in the ordinary course of its business. Certain of these matters may be covered to an extent by insurance. In the opinion of management, the resolution of these matters will not have a material adverse effect on the Company’s financial position, results of operations or liquidity.

Consumer Financial Protection Bureau (“CFPB”)

On November 20, 2013, Cash America consented to the issuance of a Consent Order by the CFPB pursuant to which it agreed, without admitting or denying any of the facts or conclusions made by the CFPB from its 2012 review of Cash America and the Company, to pay a civil money penalty of $5.0 million, which is non-deductible for tax purposes. The Company and Cash America agreed to allocate $2.5 million of this penalty to the Company (the “Regulatory Penalty”).